SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): April 15, 1998


                         VOLT INFORMATION SCIENCES, INC.
             (Exact Name of Registrant as Specified in Its Charter)



          New York                       1-9232                   13-5658129
----------------------------          -----------             ----------------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)



1221 Avenue of the Americas, New York, New York                      10020
-----------------------------------------------                      -----
(Address of Principal Executive Offices)                           (Zip Code)


                                 (212) 704-2400
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.     Other Events.

            On April 15, 1998, the Company issued a press release reporting that the Company's second quarter financial results would not meet the Company's expectations. A copy of the press release is attached to this Form 8-K as
Exhibit 99.01.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)         Financial statements of business acquired:

                        Not applicable.

            (b)         Pro forma financial information:

                        Not applicable.

            (c)         Exhibits:

                        99.01 Volt Information Sciences, Inc. Press Release dated April 15, 1998.

                                S I G N A T U R E

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               VOLT INFORMATION SCIENCES, INC.



Date: April 16, 1998                           By:   /s/ James J. Groberg
                                                  ---------------------------
                                                   James J. Groberg, Senior Vice
                                                   President



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



                                  EXHIBIT INDEX


Exhibit
Number            Description
------            -----------

99.01             Volt Information Sciences,  Inc. Press Release dated April 15,
                  1998.







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